CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As  independent   public   accountants,   we  hereby  consent  to  the
incorporation of our report included in this Form 11-K into Cinergy Corp.'s previously filed Registration Statement File No. 33-56091.



ARTHUR ANDERSEN LLP


Cincinnati, Ohio
March 24, 1998